UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 9, 2010

 TEEN GLOW MAKEUP, INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA
(State or other jurisdiction of incorporation or organization)
333-151517 (Commission File Number)	26-0693872 (IRS Employer Identification Number)
16 Market Square Centre
1400 16th Street, Suite 400
Denver – CO 80202
Tel: 720.932.8389
Fax: 720.222.5151
(Address of principal executive offices)

 Copies to:
JPF Securities Law, LLC
19720 Jetton Road
Suite 300
Cornelius, NC 28031
Tel: 704-897-8334
Fax: 270- 897-8338

This Current Report on Form 8-K is filed by Teen Glow Makeup, Inc., a Nevada corporation (“Teen Glow” or the “Company” or “Registrant”), in connection with the items described below.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an off Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
Exhibit 10.1  Escrow Agreement
Exhibit 10.2  Quit Claim Mineral & Coal Deed
Exhibit 10.3  Mortgage and Security Agreement
Exhibit 10.4  Promissory Note with Pace
Exhibit 10.5  Promissory Note with JBM
Exhibit 10.6  Closing Statement

Signatures

Item 1.01 Entry into a Material Definitive Agreement

Escrow Agreement

On April 9, 2010, Teen Glow entered into an Escrow Agreement by and between JBM Energy Company, LLC, a Delaware limited liability company (“JBM”), Russell B. Pace, Jr (“Pace”) and Realty Title Company, Inc., a Montana corporation (“Escrow Agent”). JBM and Pace have entered into agreements with Teen Glow whereby they are conveying certain coal and other mineral rights in Judith Basin County, Montana to Teen Glow pursuant to Quit Claim Deed. JBM and Pace have also executed a Mortgage which secures payments and other obligations due from Teen Glow to JBM and Pace. Pursuant to the Escrow Agreement, the Quit Claim Deeds and the Mortgage will be placed in escrow and held in escrow until the satisfaction of certain conditions, at which time they would be delivered to the parties entitled thereto and recorded. The Escrow Agreement is attached hereto as Exhibit 10.1.

Quit Claim Deeds

On April 9, 2010, Pace and Teen Glow executed a Quit Claim Mineral Deed. Pursuant to the Quit Claim Mineral Deed, Pace, for good and valuable consideration, conveyed, remised, and forever quit claim unto Teen Glow, and to its successors and assigns forever, all mineral rights located under real property in Judith Basin County, Montana. The Judith Basin County property comes with all tenements, hereditaments, and appurtenances thereto belonging and also all of the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of Pace, of in, or to the premises to have and to hold with the appurtenances unto Teen Glow and to its successors and assigns forever. The Quit Claim Mineral Deed transfers all mineral rights (except for Coal), all oil rights and all gas rights owned by Pace in the Judith Basin County property. Also included in the Quit Claim Mineral Deed is reference to the Mineral Buy and Sell Agreement attached as exhibit 10.6 on the Form 8-K filed with the Securities and Exchange Commission on April 5, 2010, which is hereby incorporated by reference. The Quit Claim Mineral Deed is filed hereto as Exhibit 10.2.

On April 9, 2010, JBM and Teen Glow executed a Quit Claim Coal Mineral Deed. Pursuant to the Quit Claim Coal Mineral Deed, JBM, for good and valuable consideration, conveyed, remised, and forever quit claim unto Teen Glow, and to its successors and assigns forever, all coal rights located under real property in Judith Basin County, Montana. The Judith Basin County property comes with all tenements, hereditaments, and appurtenances thereto belonging and also all of the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of JBM, of in, or to the premises to have and to hold with the appurtenances unto Teen Glow and to its successors and assigns forever. The Quit Claim Coal Mineral Deed transfers all coal rights owned by JBM in the Judith Basin County property. Also included in the Quit Claim Coal Mineral Deed is reference to the Coal Buy and Sell Agreement attached as exhibit 10.1 on the Form 8-K filed with the Securities and Exchange Commission on April 5, 2010, which is hereby incorporated by reference. The Quit Claim Mineral Deed is filed hereto as Exhibit 10.2.

Mortgage and Security Agreement

On April 9, 2010, Teen Glow, Pace, and JBM entered into a Mortgage and Security Agreement. Teen Glow, for the sum of Three Million Seven Hundred Thousand Dollars ($3,700,000) financed by Pace and JBM and acknowledged by Teen Glow, mortgaged and confirmed unto Pace and JBM, their successors and assigns, the following properties:

-	Real Property: The real property is located in Judith Basin County, Montana, and consists of Mineral rights and Coal rights; and

-
Rents and Profits: All rents, issues, royalties and profits now due or which may hereafter become due under or by virtue of any lease, license, sublease, or agreement, written or verbal, for the use, mining or other exploration of the properties or any part thereof, whether now existing or hereafter made; and

-
Judgment and Awards: All awards and other compensation heretofore or hereafter made to the present and all subsequent owners of the properties for any taking or damaging by eminent domain, either permanent or temporary, of all or any part of the properties or any easement or appurtenances thereof.

These properties are being sold by Pace and JBM and the Mortgage and Security Agreement is executed for the purpose of securing payment of the unpaid principal balance and the other agreed upon obligations contained in all agreements between Pace, JBM, and Teen Glow. The Mortgage and Security Agreement is attached hereto as exhibit 10.3. The unpaid principal balance is described in more detail within the Promissory Note section of this Current Report of Form 8-K.

Promissory Notes

On April 9, 2010, Teen Glow signed a Promissory Note with Pace, stating the Teen Glow promises to pay to the order of Pace the sum of One Million Nine Hundred Fifty Thousand U.S. Dollars ($1,950,000), to be payable to the following schedule and terms:

i.	$200,000 on October 9, 2010
ii.	$200,000 on April 9, 2011
iii.	$100,000 90 days following completion of Reserve Study and Mining Plan by Teen Glow as required by Teen Glow’s agreement with Pace, but in no event later than on April 9, 2012
iv.	$200,000 180 days following completion of Reserve Study and Mining Plan by Teen Glow as required by Teen Glow’s agreement with Pace, but in no event later than April 9, 2012
v.
Commencing on April 9, 2014, the remaining principal balance of One Million Two Hundred and Fifty Thousand U.S. Dollars ($1,250,000) shall be paid in eight (8) equal quarterly installments plus all accrued interest on the unpaid principal balance due on the date of each installment payment of principal. Said quarterly installments of $156,250 each, plus the accrued interest, shall be paid on April 9, 2014, July 9, 2014, October 9, 2014, January 9, 2015, April 9, 2015, July 9, 2015, October 9, 2015 and January 9, 2016.

This Promissory Note shall bear interest at the rate of five percent (5%) per annum, but no interest shall be due payable by Teen Glow during the first two (2) years following April 9, 2010. Interest shall commence to accrue starting on April 9, 2012 and interest only payments of $15,625 each shall be paid quarterly on the ninth (9th) day of each following July, October, January and April of every year through April 9, 2014 when thereafter quarterly interest payments are calculated on unpaid principal balances through the end of each quarter. Teen Glow has the right to repay all or any part of the principal balance at anytime without penalty. All payments shall be made by bank wire. This Promissory Note is secured by the Mortgage and Security Agreement which constitutes a first lien upon coal and other mineral rights located in Judith Basin County, Montana. The Promissory Note between Teen Glow and Pace is attached hereto as Exhibit 10.4.

On April 9, 2010, Teen Glow signed a Promissory Note with JBM, stating the Teen Glow promises to pay to the order of JBM the sum of One Million Seven Hundred Fifty Thousand U.S. Dollars ($1,750,000), to be payable to the following schedule and terms:

vi.	$200,000 on July 9, 2010
vii.	$200,000 on January 9, 2011
viii.	$100,000 90 days following completion of Reserve Study and Mining Plan by Teen Glow as required by Teen Glow’s agreement with JBM, but in no event later than on April 9, 2012
ix.
Commencing on April 9, 2014, the remaining principal balance of One Million Two Hundred and Fifty Thousand U.S. Dollars ($1,250,000) shall be paid in eight (8) equal quarterly installments plus all accrued interest on the unpaid principal balance due on the date of each installment payment of principal. Said quarterly installments of $156,250 each, plus the accrued interest, shall be paid on April 9, 2014, July 9, 2014, October 9, 2014, January 9, 2015, April 9, 2015, July 9, 2015, October 9, 2015 and January 9, 2016.

This Promissory Note shall bear interest at the rate of five percent (5%) per annum, but no interest shall be due payable by Teen Glow during the first two (2) years following April 9, 2010. Interest shall commence to accrue starting on April 9, 2012 and interest only payments of $15,625 each shall be paid quarterly on the ninth (9th) day of each following July, October, January and April of every year through April 9, 2014 when thereafter quarterly interest payments are calculated on unpaid principal balances through the end of each quarter. Teen Glow has the right to repay all or any part of the principal balance at anytime without penalty. All payments shall be made by bank wire. This Promissory Note is secured by the Mortgage and Security Agreement which constitutes a first lien upon coal and other mineral rights located in Judith Basin County, Montana. The Promissory Note between Teen Glow and JBM is attached hereto as Exhibit 10.5.

Closing Statement

On April 9, 2010, Teen Glow, JBM, Pace, and the Escrow Agent signed and executed the Closing Statement. Pursuant to the Closing Statement, Teen Glow affirms the following:

1.	The Quit Claim Deeds and the Mortgage and Security Agreement were delivered to the Escrow Agent pursuant to the terms of the Escrow Agreement; and
2.	Teen Glow executed and delivered the Promissory Note for $1,750,000 to JBM and the Promissory Note for $1,950,000 to Pace; and
3.	Teen Glow wired $150,000 to the JBM bank account designated; and
4.	Teen Glow and Pace agreed that 250,000 shares of stock of Teen Glow will be delivered to Pace as soon as the reorganization of Teen Glow is completed; and
5.
Upon receipt from Teen Glow of funds for JBM and Pace, the Escrow Agent will bank wire all of the funds received from Teen Glow to either JBM or Pace after deducing any bank wire fees or charges incurred; and

6.	The Escrow Agent will be paid a flat one time fee of $800 to set up and service all payments made under the Escrow Agreement; and
7.
JBM and Teen Glow agree to amend paragraph 2.a of the Coal Buy and Sell Agreement to give Teen Glow twenty four (24) months to complete the drilling and prepare the Reserve Study and the Mine Feasibility Study with a Mining Plan (instead of 18 months as presently provided). The Coal Buy and Sell Agreement attached as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on April 5, 2010 is hereby incorporated by reference; and

8.
JBM and Teen Glow agree to amend paragraph 10.a of the Coal Buy and Sell Agreement by adding at the end of the last sentence of paragraph 10.a the following: “and the Buyer’s Promissory Note for the reaming balance of $1,250,000 shall be cancelled.” The Coal Buy and Sell Agreement attached as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on April 5, 2010 is hereby incorporated by reference; and

9.
Pace and Teen Glow agree to amend paragraph 9.a of the Mineral Buy and Sell Agreement by adding the following sentence at the end of paragraph 9.a: “If Buyer makes timely all payments provided for in paragraph 2 above, and if Buyer becomes entitled to received the 40% equity interest in JBM as provided for in paragraph 10.a of the Coal Buy and Sell Agreement, Buyer’s Promissory Note to Pace for the remaining balance of $1,250,000 shall be cancelled.” The Mineral Buy and Sell Agreement attached as Exhibit 10.6 to the Form 8-K filed with the Securities and Exchange Commission on April 5, 2010 is hereby incorporated by reference.; and

10.
JBM and Teen Glow agree to amend paragraph 10.a of the Coal Buy and Sell Agreement to provide that if JBM, at its option deems the Coal Agreement terminated, null, void and no further force and effect, at which time Teen Glow shall have no further rights or liabilities under the Coal Agreement or the Promissory Note issued by Teen Glow thereunder, and all payments made by Teen Glow shall be deemed forfeited and non-refundable. The Coal Buy and Sell Agreement attached as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on April 5, 2010 is hereby incorporated by reference; and

11.
Pace and Teen Glow agree to amend paragraph 9.a of the Mineral Buy and Sell Agreement to provide that if Pace, at his option deems the Mineral Agreement terminated, null, void and no further force and effect, at which time Teen Glow shall have no further rights or liabilities under the Mineral Agreement or the Promissory Note issued by Teen Glow thereunder, and all payments made by Teen Glow shall be deemed forfeited and non-refundable. The Mineral Buy and Sell Agreement attached as Exhibit 10.6 to the Form 8-K filed with the Securities and Exchange Commission on April 5, 2010 is hereby incorporated by reference.

The Closing Statement is hereby attached as Exhibit 10.6.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an off Balance Sheet Arrangement of a Registrant

Refer to the Promissory Note section within Item 1.01 Entry into a Material Definitive Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit 10.1     Escrow Agreement
Exhibit 10.2     Quit Claim Mineral & Coal Deed
Exhibit 10.3     Mortgage and Security Agreement
Exhibit 10.4     Promissory Note with Pace
Exhibit 10.5     Promissory Note with JBM
Exhibit 10.6     Closing Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teen Glow Makeup, Inc.

DATED: April 13, 2010	By:	/s/ Johannes Petersen
Johannes Petersen, President